                                POWER OF ATTORNEY

     We, the undersigned Trustees and/or officers of Schroder Capital Funds (Delaware), hereby severally constitute and appoint Catherine A. Mazza, Alexandra Poe, Carin F. Muhlbaum, and Timothy W. Diggins as his or her true and lawful attorneys, with full power to each of them individually, to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Schroder Capital Funds (Delaware) on Form N-14 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name                               Capacity                        Date
----                               --------                        ----

--------------------------                                         ------------------------
Nancy A. Curtin                    Trustee


--------------------------                                         ------------------------
David N. Dinkins                   Trustee

/s/ JOHN I. HOWELL                                                     May 23, 2000
--------------------------                                         ------------------------
John I. Howell                     Trustee

/s/ PETER S. KNIGHT                                                    May 23, 2000
--------------------------                                         ------------------------
Peter S. Knight                    Trustee

PETER E. GUERNSEY                                                      May 23, 2000
--------------------------                                         ------------------------
Peter E. Guernsey                  Trustee

/s/ SHARON L. HAUGH                                                    May 23, 2000
--------------------------                                         ------------------------
Sharon L. Haugh                    Trustee

/s/ WILLIAM L. MEANS                                                   May 23, 2000
--------------------------                                         ------------------------
William L. Means                   Trustee



/s/ CLARENCE F. MICHALIS                                               May 23, 2000
--------------------------                                         ------------------------
Clarence F. Michalis               Trustee

/s/ HERMANN C. SCHWAB                                                  May 23, 2000
--------------------------                                         ------------------------
Hermann C. Schwab                  Trustee

/s/ ALEXANDRA POE                                                      May 23, 2000
--------------------------                                         ------------------------
Alexandra Poe                      President

/s/ ALAN M. MANDEL                                                     May 23, 2000
--------------------------                                         ------------------------
Alan M. Mandel                     Secretary, Treasurer,
                                   and Chief Accounting and
                                   Financial Officer